Rule 497(e)

File Nos. 2-80886

and 811-03626

Citizens Funds®

Citizens 300 Fund

Citizens Core Growth Fund

Citizens Emerging Growth Fund

Citizens Small Cap Core Growth Fund

Citizens Value Fund

Citizens Global Equity Fund

Citizens Balanced Fund

Citizens Income Fund

Citizens Money Market Fund

Supplement dated March 24, 2006 to

Prospectus dated August 29, 2005

The following is inserted after the second full paragraph of the section of the prospectus entitled “Citizens Income Fund – Main Strategies” on page 16 of the prospectus:

“The fund may enter into mortgage dollar roll transactions to seek to take advantage of opportunities in the mortgage market and to enhance current income.  In mortgage dollar roll transactions, the fund sells a mortgage-backed security and simultaneously agrees to repurchase at a future date another mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The fund loses the right to receive interest and principal payments on the security it sold. However, the fund benefits from the interest earned on investing the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend in part upon the fund's subadviser's ability to forecast mortgage prepayment patterns on different mortgage pools. The fund may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value due to market conditions or prepayments on the underlying mortgages.”

The first paragraph of the section of the prospectus entitled “Citizens Money Market Fund – Main Strategies” on page 18 of the prospectus is deleted in its entirety and replaced with the following:

“In seeking its goal, the fund invests in U.S. dollar-denominated money market securities of domestic and foreign issuers. The fund may invest in commercial paper (short-term corporate obligations), asset backed commercial paper (commercial paper back by receivables), and extendible commercial notes (a type of commercial paper whose maturity may be lengthened by the issuer).

The first three sentences of the first full paragraph describing social screening in the section of the prospectus entitled “Other Policies and Risks – Investment research” on page 32 of the prospectus are deleted in their entirety and replaced with the following:

“The corporate, social and environmental screening is overseen by our in-house social research department. Through a disciplined process, our social research analysts produce a detailed evaluation of corporate policies and practices. First, our financial analysts and portfolio managers apply a series of exclusionary screens to a company. If a company passes the exclusionary screens, the company’s security is eligible to be purchased by the funds. Next, our in-house social analysts conduct a second, more in-depth qualitative screening process. If a company fails the qualitative screening process, the company’s security is no longer eligible for investment and must be sold if it is held in any of the funds.”

The second bullet of the section of the prospectus entitled “Other Policies and Risks – Additional policies affecting these funds” on page 32-33 of the prospectus is deleted in its entirety and replaced with the following:

“Each fund may invest up to 10% of its net assets, at the time of purchase, in foreign securities. Investing in foreign securities generally presents a greater degree of risk than investing in domestic securities due to possible exchange rate fluctuations or controls, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions and the possibility of war or expropriation.”

The following section entitled “Other Policies and Risks – Additional policies affecting the Money Market Fund” is added at the bottom of page 33 of the prospectus:

“The Citizens Money Market Fund may invest up to 10% of its net assets, at the time of purchase, in U.S. dollar-denominated securities of foreign issuers, including foreign companies, foreign governments and sovereign entities (such as government agencies), foreign banks and U.S. branches of foreign banks. Investing in foreign securities generally presents a greater degree of risk than investing in domestic securities due to possible exchange rate fluctuations or controls, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions and the possibility of war or expropriation.”

The chart at the top of page 36 of the prospectus in the section entitled “Classes of Shares” is deleted in its entirety and replaced with the following:

	Standard shares	Institutional shares	Administrative shares
Minimum initial investment and balance (per account)*	$2,500 for regular accounts; $1,000 for IRA, Uniform Gifts to Minors Act (UGMA/YTMA and Automatic Investment Plan (AIP) accounts	$1 million	$1 million
Minimum additional investment	$50 for all accounts, including Automatic Investment Plans (AIP)	No minimum	No minimum
Distribution (12b-1) fee	0.25% of average net assets annually; does not apply to Citizens Money Market Fund	None	0.25% of average net assets annually

*We reserve the right to waive or reduce the minimum initial investment amount at our discretion.

The following item is added to the fee table on page 44 of the prospectus:

“E-fund foreign currency transaction fee	.20%”

Rule 497(e)

File Nos. 2-80886

and 811-03626

Citizens Funds®

Citizens 300 Fund

Citizens Core Growth Fund

Citizens Emerging Growth Fund

Citizens Small Cap Core Growth Fund

Citizens Value Fund

Citizens Global Equity Fund

Citizens Balanced Fund

Citizens Income Fund

Citizens Money Market Fund

Supplement dated March 24, 2006 to

Statement of Additional Information dated August 29, 2005

The first paragraph of the section of the statement of additional information entitled “Investment Strategies - Foreign Securities” beginning on page 6 of the statement of additional information is deleted in its entirety and replaced with the following:

“Each Fund may invest in foreign securities that meet the Trust’s social and financial criteria. The Citizens Global Equity Fund will invest a significant portion of its assets in such foreign securities. For Citizens Money Market Fund, such securities must be denominated in United States dollars. Investing in foreign securities generally presents a greater degree of risk than investing in domestic securities due to possible exchange rate fluctuations or controls, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions, war or expropriation. A Fund’s share price will tend to reflect the movements of the different securities markets in which they are invested and, to the degree not hedged, the foreign currencies in which investments are denominated. As a result of its investments in foreign securities, a Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances - such as where a Fund believes that the applicable exchange rate is unfavorable at the time the currencies are received or anticipates, for any other reason, that the exchange rate will improve - the Fund may hold such currencies for an indefinite period of time. A Fund may also hold foreign currency in anticipation of purchasing foreign securities. While the holding of currencies would permit the Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also would expose the Fund to risk of loss if exchange rates move in a direction adverse to the Fund’s position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.”

The following is inserted after the section of the statement of additional information entitled “Investment Strategies – ‘When Issued’ Securities” and prior to the section entitled “Investment Strategies – ‘To Be Announced’ Securities” on page 8 of the statement of additional:

“Mortgage Dollar Rolls”

“The Citizens Income Fund may invest in mortgage dollar rolls. A mortgage dollar roll transaction involves a sale by the Fund of a mortgage-backed security simultaneously with an Agreement by the Fund to repurchase a substantially similar (same type, coupon and maturity) security on a specified future date.  During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities.  The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase as well as by the interest earned on the cash proceeds of the initial sale. When the Fund enters into a mortgage dollar roll transaction, the Fund will follow procedures consistent with current policies of the SEC concerning such transactions. Those policies require that an amount of the Fund's assets equal to the amount of the repurchase commitment be segregated. The Fund will maintain cash, short-term money market instruments or high quality debt securities sufficient to cover its obligations in respect of mortgage dollar rolls.  Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price.  In the event the Fund’s counterparty under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. See also Mortgage-Backed Securities in this section.”

The second paragraph of the section of the statement of additional information entitled “Socially Responsible Investing” on page 11 of the statement of additional information is deleted in its entirety and replaced with the following:

“Our social research analysts produce a detailed evaluation of corporate policies and practices culled from diverse primary and secondary data sources. Screening occurs in two steps. First, our financial analysts and portfolio managers apply a series of exclusionary screens to a company and complete a pre-screen checklist developed by our social research analysts. If a company passes the exclusionary screens, the company’s security is eligible to be purchased by the funds. Next, our in-house social analysts conduct a second, more in-depth qualitative screening process. If a company fails the qualitative screening process, the company’s security is no longer eligible for investment and must be sold within 90 days if it is held in any of the funds. As a result, a fund may be required to sell certain securities based upon social, environmental or corporate reasons when it may be financially disadvantageous to do so.”

The last paragraph of the section of the statement of additional information entitled “Socially Responsible Investing” on page 13 of the statement of additional information is deleted in its entirety and replaced with the following:

“Holdings are regularly monitored in an effort to ensure the companies in our portfolios continue to pass our screens. Securities may be rescreened based on new information that the Adviser believes could affect the Adviser’s social research decision. The Adviser may, at its discretion, choose to apply additional standards, or to modify the application of the standards listed above, to a Fund, at any time, without shareholder approval. This may impact investments held by a fund, and may cause certain companies or industries to be dropped from a fund's portfolio.”